UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 12, 2012 (June 6, 2012)

AMERICAN REALTY CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35439	71-1036989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders

American Realty Capital Trust, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders on June 6, 2012. At the annual meeting, the stockholders voted on (i) the election of Nicholas S. Schorsch, William M. Kahane, William G. Stanley, Leslie D. Michelson and Robert H. Burns to the Company’s Board of Directors for one-year terms until the 2013 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified and (ii) a proposal to ratify of the audit committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for 2012.

The stockholders elected all five nominees for director and ratified the audit committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for 2012.

Additionally, on the agenda for the annual meeting was a proposal to approve certain amendments to the Company’s charter. This proposal requires approval by the affirmative vote of a majority of shares outstanding on the record date for the annual meeting. Based upon the percentage of the total shares of the Company voted with respect to the approval of the amendments to the Company’s charter, the requisite vote was not established at the annual meeting. Since the requisite vote was not established, the board adjourned the meeting to permit additional time to solicit stockholder votes on this proposal and the meeting shall reconvene on June 19, 2012 at 12:30 p.m., at the Company’s offices at 405 Park Avenue, New York, New York 10022, solely with respect to the proposal to amend the Company’s charter as described in the Company’s definitive proxy statement for the annual meeting as filed with the Securities and Exchange Commission on May 21, 2012.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Nicholas S. Schorsch	50,450,129	0	5,872,337	*
William M. Kahane	50,477,671	0	5,844,795
William G. Stanley	55,906,280	0	416,186
Leslie D. Michelson	55,908,722	0	413,744
Robert H. Burns	55,813,328	0	509,138

*There were a total of 69,950,376 broker non-votes in connection with Proposal No. 1.

Proposal No. 2 — Amendments to the Company’s Charter:

Based upon the percentage of the Company’s total shares outstanding voted with respect to Proposal No. 2, the requisite vote was not established at the annual meeting. Since the requisite vote was not established, the board adjourned and will reconvene the meeting as described above solely with respect to Proposal No. 2.

Proposal No. 3 — Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,986,894	393,096	892,852	*

* No broker non-votes arose in connection with Proposal No. 3, due to the fact that the matter was considered “routine” under NYSE rules.

No other proposals were submitted to a vote of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

June 12, 2012	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and President